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                                                                      Exhibit 99

   Subject:  BOAMS 04-A 1 BOND REMAINING - 5/1 MEZZ

BOAMS 04-A           1 BOND REMAINING        ***SOLD***  POWER

BOND         TYPE           SIZE             SPREAD                ~$PX

2A4     5/1 PSTH MEZZ      0.598MM       +175/SWAPS/25CPR TO ROLL   $99-00


***YIELD TABLE IS ATTACHED***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-A. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

   Subject:  BOAMS 04-A PRICES, COUPONS, YIELDS

BOAMS 04-A           PRICES, COUPONS, YIELDS

CLASS   TYPE      SIZE     WAL     SPR          CPN    BMYLD   YLD     PRICE
1A1   3/1 PSTH  $ 67.155  1.92  87/2YR SW     3.4877   1.967  2.837  100.9989
2A1   5/1 PSTH  $136.000  2.57  127/SWAPS     3.6329   2.287  3.557   99.9994
2A2   5/1 PSTH  $408.410  2.57  139/SWAPS     4.1839   2.287  3.677  100.9996
2A3   5/1 PSTH  $ 20.000  2.57  125/SWAPS     3.6329   2.287  3.537  100.0468
3A1   7/1 PSTH  $ 40.293  2.86  147/SWAPS     3.9899   2.450  3.920   99.9987

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-A. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

   Subject:  BOAMS 04-A LAUNCH

BOAMS 04-A -- HYBRID ARMS (3/1, 5/1, 7/1)          LAUNCH
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  1/13
SETTLEMENT:  1/29/04                  PRICING:       1/14 11:00AM
RATINGS:   S&P/FITCH                  PRICING SPEED:  25% CPR TO WA ROLL

CLASS   TYPE      SIZE(MM)    WAL  WNDW   APPR $PX   PX TALK/STATUS

1A1   3/1 PSTH    $ 67.155   1.92  1-35   $101-00   +87/2YR SW  SUBJ
2A1   5/1 PSTH    $157.098   2.57  1-59   $100-00  +127/SWAPS   SUBJ
2A2   5/1 PSTH    $407.910   2.57  1-59   $101-00  +139/SWAPS   SUBJ
3A1   7/1 PSTH    $ 40.293   2.86  1-83   $100-00  +147/SWAPS   SUBJ

**TRANCHE SIZING BETWEEN 2A1 AND 2A2 IS APPROXIMATE**

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-A. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

   Subject:  BOAMS 04-A ANNOUNCEMENT

BOAMS 04-A -- HYBRID ARMS (3/1, 5/1, 7/1)          ANNOUNCEMENT
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  1/13-1/15
SETTLEMENT:  1/29/04                  PRICING:       1/13-1/16
RATINGS:   S&P/FITCH                  PRICING SPEED:  25% CPR TO WA ROLL

CLASS TYPE       SIZE(MM)    WAL      WNDW   APPR $PX     PX TALK/STATUS
1A1 3/1 PSTH     $ 67.155 1.92 1-35 $101-00 +87-90/2YR SW     OPEN
2A1 5/1 PSTH     $265.008 2.57 1-59 $100-00 +127-130/SWAPS    OPEN
2A2 5/1 PSTH     $300.000 2.57 1-59 $101-00 +139-142/SWAPS    OPEN
3A1 7/1 PSTH     $ 40.293 2.86 1-83 $100-00 +147-150/SWAPS    OPEN

**TRANCHE SIZING WITHIN GROUP 2 WILL BE LIMITED**

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-A. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.